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                                                                    EXHIBIT 21.1

                                                  STATE OR OTHER JURISDICTION OF
NAME                                              INCORPORATION OR ORGANIZATION
----                                              -----------------------------
380 DEVELOPMENT, LLC                              DELAWARE
88 CORP.                                          DELAWARE
AMERICROWN SERVICE CORPORATION                    SOUTH CAROLINA
ASC HOLDINGS, INC.                                KANSAS
ASC PROMOTIONS, INC.                              FLORIDA
THE CALIFORNIA SPEEDWAY CORPORATION               DELAWARE
CHICAGO HOLDINGS, INC.                            NEVADA
DARLINGTON RACEWAY OF SOUTH CAROLINA, LLC         DELAWARE
DAYTONA INTERNATIONAL SPEEDWAY, LLC               DELAWARE
EVENT EQUIPMENT LEASING, INC.                     FLORIDA
EVENT SUPPORT CORPORATION                         FLORIDA
GREAT WESTERN SPORTS, INC.                        ARIZONA
HBP, INC.                                         DELAWARE
HOMESTEAD-MIAMI SPEEDWAY, LLC                     DELAWARE
INTERNATIONAL SPEEDWAY, INC.                      DELAWARE
ISC PROPERTIES, INC.                              FLORIDA
ISC PUBLICATIONS, INC.                            FLORIDA
ISC.COM, LLC                                      DELAWARE
KANSAS SPEEDWAY CORPORATION                       KANSAS
KANSAS SPEEDWAY DEVELOPMENT CORP.                 KANSAS
LEISURE RACING, INC.                              DELAWARE
MARTINSVILLE INTERNATIONAL, INC.                  DELAWARE
MIAMI SPEEDWAY CORP.                              NEVADA
MICHIGAN INTERNATIONAL SPEEDWAY, INC.             MICHIGAN
MOTOR RACING NETWORK, INC.                        FLORIDA
MOTORSPORTS ACCEPTANCE CORPORATION                DELAWARE
MOTORSPORTS INTERNATIONAL CORP.                   PENNSYLVANIA
NEW YORK INTERNATIONAL SPEEDWAY CORP.             DELAWARE
NORTH AMERICAN TESTING COMPANY                    FLORIDA
PENNSYLVANIA INTERNATIONAL RACEWAY, INC.          PENNSYLVANIA
PHOENIX SPEEDWAY CORP.                            DELAWARE
RICHMOND INTERNATIONAL RACEWAY, INC.              DELAWARE
ROCKY MOUNTAIN SPEEDWAY CORPORATION               COLORADO
SOUTHEASTERN HAY & NURSERY, INC.                  FLORIDA
TALLADEGA SUPERSPEEDWAY, LLC                      DELAWARE
WATKINS GLEN INTERNATIONAL INC.                   DELAWARE